                                                                    Exhibit 99.1

FalconStor
Software

Contact: Denise Tortorelli, Investor Relations
         631-773-5877
         DENISE.TORTORELLI@FALCONSTOR.COM

               FALCONSTOR SOFTWARE ANNOUNCES Q3 QUARTERLY RESULTS
                      REVENUES INCREASE 29% FROM PRIOR YEAR

MELVILLE, N.Y., October 26, 2006--FalconStor Software, Inc. (NASDAQ: FALC), the
leading developer of data protection solutions, today announced financial results for its third quarter ended September 30, 2006.

Revenues for the third quarter of 2006 increased 29% to $13 million, compared with $10.1 million for the same period a year ago. Net loss for the quarter was
$1.3 million or $0.03 per share, which includes $2.4 million in expenses related to stock options. Pro forma net income for the third quarter of 2006, excluding stock option expense, was $1.2 million or $0.02 per share, compared with net income of $0.5 million or $0.01 per share for the third quarter of 2005.

For the nine months ended September 30, 2006, revenues increased 25% to $34.8 million, compared with $27.9 million for the same period a year ago. Net loss for the nine month period was $6.2 million or $0.13 per share, which includes
$7.1 million in expenses related to stock options. Pro forma net income for the nine month period, excluding stock option expense, was $0.9 million or $0.02 per share, compared with net income of $0.6 million and $0.01 per share for the same period a year ago.

Compared with the previous quarter, revenues increased from $12.7 million in the second quarter of 2006 to $13 million in the third quarter of 2006. Net loss for the third quarter was $1.3 million or $0.03 per share, which includes $2.4 million in expenses related to stock options, compared with a net loss of $1.3 million or $0.03 per share in the second quarter, which includes $2.4 million in expenses related to stock options. Excluding stock option expenses, pro forma net income increased to $1.2 million or $0.02 per share in the third quarter of
2006 compared with a pro forma net income of $1.1 million or $0.02 per share in the second quarter of 2006.

The Company closed the quarter with $39 million in cash, cash equivalents and marketable securities and recorded its eighth consecutive quarter of positive cash flows from operations. During the third quarter of 2006, the Company repurchased 70,000 shares of Common Stock for a total cost of $0.5 million.
Deferred revenue at September 30, 2006, increased to $12 million, or by 8%, compared with the previous quarter, and by 58% compared with the same period a year ago.

"We are pleased with the strong progressive results for this quarter. It is clear our teaming with leading industry storage companies to advance the market acceptance and technical excellence of Virtual Tape Library (VTL) solutions is successful," said ReiJane Huai, Chairman and CEO of FalconStor. "Our world-wide leadership position in data protection solutions will enable FalconStor business

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partners to sell the vision of a complete family of disk-based data protection solutions. This will accelerate our revenue growth and bolster our presence in the network storage industry."

The company will host a conference call on Thursday, October 26th at 4:30 p.m.
EDT, to discuss the results. To participate in the conference call, please dial:

Toll Free: 800-240-8621
International: 303-262-2194
To view the presentation, please copy and paste the following link into your browser and register for this meeting. Once you have registered for the meeting, you will receive an email message confirming your registration.

HTTPS://FALCONSTOR.WEBEX.COM/FALCONSTOR/J.PHP?ED=93586157&RG=1

Meeting: FalconStor Q3 2006 Earnings
Meeting password: q3numbers
Meeting Number: 483 077 652

A conference call replay will be available beginning 10/26 at 6:30 PM EDT through 11:59 PM EDT on 10/30. To listen to the replay of the call, dial toll free: 800-405-2236 or International: 303-590-3000, passcode: 11073710#, or visit our website at WWW.FALCONSTOR.COM/INVESTORS.ASP

NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures used in this press release are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The Company's management refers to these non-GAAP financial measures in making operating decisions because they provide meaningful supplemental information regarding the
Company's operating performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures (which should be viewed as a supplement to, and not a substitute for, their comparable GAAP measures) in this press release because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making. For a reconciliation of our GAAP and non-GAAP financial results, please refer to our ProForma Condensed Consolidated
Statements of Operations, presented in this release.

ABOUT FALCONSTOR
FalconStor Software, Inc. (NASDAQ: FALC) is the premier developer of adaptive data protection solutions that optimize data center efficiency and business continuity for all IT infrastructures. The company's innovative storage virtualization, continuous data protection (CDP), disaster recovery, and virtual tape library (VTL) solutions integrate seamlessly to ensure rapid data recovery and simplified storage management. Available from major OEMs, system integrators, and resellers, FalconStor products -- including award-winning
IPStor(R), VirtualTape Library, and DiskSafe(TM) software -- are deployed worldwide by governments, educational institutions, and Fortune 1000 enterprises across industries including aerospace, energy production, financial services, healthcare, law, manufacturing, and telecommunications.

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FalconStor is headquartered in Melville, New York, with offices throughout
Europe and the Asia Pacific region. FalconStor is an active member of the
Storage Networking Industry Association (SNIA). For more information, visit
www.falconstor.com or call 1-866-NOW-FALC (866-669-3252).

                                       ###

This press release includes forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include: delays in product development; market acceptance of FalconStor's products and services;
technological change in the storage and networking industries; competition in the network storage software market; the potential failure of FalconStor's OEM partners to introduce or to market products incorporating FalconStor's products;
intellectual property issues; and other risk factors discussed in FalconStor's reports on Forms 10-K, 10-Q and other reports filed with the Securities and
Exchange Commission.

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                                       FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                         CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                  September 30,           December 31,
                                                                                      2006                    2005
                                                                                  -----------              -----------
                                                                                  (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents .......................................              $12,564,588              $18,796,973
   Marketable securities ...........................................               26,478,649               17,833,683
   Accounts receivable, net.........................................               15,439,649               15,187,408
   Prepaid expenses and other current assets .......................                1,045,940                  911,715
                                                                                  -----------              -----------

         Total current assets ......................................               55,528,826               52,729,779
                                                                                  -----------              -----------

Property and equipment, net ........................................                5,604,105                5,277,609
Goodwill ...........................................................                3,512,796                3,512,796
Other intangible assets, net .......................................                  297,883                  216,864
Other assets .......................................................                1,852,170                2,236,725
                                                                                  -----------              -----------

         Total assets ..............................................              $66,795,780              $63,973,773
                                                                                  ===========              ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable .................................................              $ 1,132,011              $ 1,152,228
  Accrued expenses .................................................                4,469,176                4,522,212
  Deferred revenue .................................................                9,154,879                7,401,018
                                                                                  -----------              -----------

         Total current liabilities .................................               14,756,066               13,075,458

Deferred revenue ...................................................                2,825,887                2,240,208
                                                                                  -----------              -----------

         Total liabilities .........................................               17,581,953               15,315,666
                                                                                  -----------              -----------

Commitments

         Total stockholders' equity ................................               49,213,827               48,658,107
                                                                                  -----------              -----------

         Total liabilities and stockholders' equity ................              $66,795,780              $63,973,773
                                                                                  ===========              ===========

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                                             FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                    Three Months Ended                       Nine Months Ended
                                                                        September 30,                          September 30,
                                                             --------------------------------       --------------------------------
                                                                  2006                2005               2006                2005
                                                                        (unaudited)                             (unaudited)

Revenues
Software license revenue .............................       $  8,685,667        $  7,007,075       $ 23,088,377        $ 19,940,026
Maintenance revenue ..................................          3,315,771           1,972,037          8,815,288           5,293,478
Software services and other revenue ..................            964,673           1,077,553          2,938,993           2,710,784
                                                             ------------        ------------       ------------        ------------
                                                               12,966,111          10,056,665         34,842,658          27,944,288

Operating expenses:
  Amortization of purchased and capitalized
     software ........................................             81,334             189,472            334,389             605,472
  Cost of maintenance, software services
     and other revenue ...............................          2,246,085           1,666,459          6,550,747           4,462,542
  Software development costs .........................          5,067,882           3,007,337         14,580,122           8,438,473
  Selling and marketing ..............................          5,809,706           3,814,540         16,400,453          11,298,883
  General and administrative .........................          1,489,537           1,103,778          4,200,971           3,121,089
                                                             ------------        ------------       ------------        ------------
                                                               14,694,544           9,781,586         42,066,682          27,926,459
                                                             ------------        ------------       ------------        ------------
           Operating income (loss) ...................         (1,728,433)            275,079         (7,224,024)             17,829
                                                             ------------        ------------       ------------        ------------

  Interest and other income ..........................            514,415             245,218          1,185,075             668,713
                                                             ------------        ------------       ------------        ------------

          Income (loss) before income
                   taxes .............................         (1,214,018)            520,297         (6,038,949)            686,542
                                                             ------------        ------------       ------------        ------------

Provision for income taxes ...........................             44,353              37,418            161,103              49,387
                                                             ------------        ------------       ------------        ------------

       Net income (loss) .............................       $ (1,258,371)       $    482,879       $ (6,200,052)       $    637,155
                                                             ============        ============       ============        ============

Basic net income (loss) per share ....................       $      (0.03)       $       0.01       $      (0.13)       $       0.01
                                                             ============        ============       ============        ============

Diluted net income (loss) per share ..................       $      (0.03)       $       0.01       $      (0.13)       $       0.01
                                                             ============        ============       ============        ============

Weighted average basic shares outstanding ............         47,990,558          47,720,496         48,014,662          47,615,182
                                                             ============        ============       ============        ============

Weighted average diluted shares outstanding ..........         47,990,558          50,531,012         48,014,662          50,715,162
                                                             ============        ============       ============        ============

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                                             FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                      PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                THREE MONTHS ENDED SEPTEMBER 30, 2006
                                                             (UNAUDITED)
                                                         GAAP RECONCILIATION

                                                                                                  Adjustment to
                                                                                                   Exclude Stock           Non-GAAP
                                                                                GAAP             Option Expense (1)     Pro Forma (2)
                                                                            ------------        -------------------     -------------
Revenues:
Software license revenue ..........................................         $  8,685,667                                $  8,685,667
Maintenance revenue ...............................................            3,315,771                                   3,315,771
Software services and other revenue ...............................              964,673                                     964,673
                                                                            ------------                                ------------
                                                                              12,966,111                                  12,966,111
                                                                            ------------                                ------------

Operating expenses:
Amortization of purchased and capitalized software ................               81,334                                      81,334
Cost of software services and other revenue .......................            2,246,085              (361,263)            1,884,822
Software development costs ........................................            5,067,882            (1,100,510)            3,967,372
Selling and marketing .............................................            5,809,706              (758,718)            5,050,988
General and administrative ........................................            1,489,537              (202,782)            1,286,755
                                                                            ------------          ------------          ------------
                                                                              14,694,544            (2,423,273)           12,271,271
                                                                            ------------          ------------          ------------
           Operating income (loss) ................................           (1,728,433)            2,423,273               694,840
                                                                            ------------          ------------          ------------

Interest and other income .........................................              514,415                                     514,415
                                                                            ------------                                ------------

Income (loss) before income taxes .................................           (1,214,018)            2,423,273             1,209,255
                                                                            ------------          ------------          ------------

Income taxes ......................................................               44,353                                      44,353
                                                                            ------------                                ------------

Net income (loss) .................................................         $ (1,258,371)         $  2,423,273          $  1,164,902
                                                                            ============          ============          ============

Basic net income (loss) per share .................................         $      (0.03)                               $       0.02
                                                                            ============                                ============

Diluted net income (loss) per share ...............................         $      (0.03)                               $       0.02
                                                                            ============                                ============

Weighted average basic shares outstanding .........................           47,990,558                                  47,990,558
                                                                            ============                                ============

Weighted average diluted shares outstanding .......................           47,990,558                                  49,194,707
                                                                            ============                                ============

     (1)  Represents the stock option expense associated with the adoption of FAS 123R.
     (2)  Pro forma amounts exclude stock option expenses recognized for GAAP purposes under FAS 123R. As discussed earlier in this release, these supplemental non-GAAP financial measures should not be used as a substitute for their comparable GAAP measures. The pro forma amounts exclude any tax related effects of FAS 123R as these effects are not deemed to be material.

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                                             FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                      PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                NINE MONTHS ENDED SEPTEMBER 30, 2006
                                                             (UNAUDITED)
                                                         GAAP RECONCILIATION

                                                                                                  Adjustment to
                                                                                                   Exclude Stock           Non-GAAP
                                                                                GAAP             Option Expense (1)     Pro Forma (2)
                                                                            ------------        -------------------     -------------
Revenues:
Software license revenue .........................................         $ 23,088,377                                $ 23,088,377
Maintenance revenue ..............................................            8,815,288                                   8,815,288
Software services and other revenue ..............................            2,938,993                                   2,938,993
                                                                           ------------                                ------------
                                                                             34,842,658                                  34,842,658
                                                                           ------------                                ------------

Operating expenses:
Amortization of purchased and capitalized software ...............              334,389                                     334,389
Cost of software services and other revenue ......................            6,550,747            (1,060,812)            5,489,935
Software development costs .......................................           14,580,122            (3,233,609)           11,346,513
Selling and marketing ............................................           16,400,453            (2,104,256)           14,296,197
General and administrative .......................................            4,200,971              (685,218)            3,515,753
                                                                           ------------          ------------          ------------
                                                                             42,066,682            (7,083,895)           34,982,787
                                                                           ------------          ------------          ------------
           Operating loss ........................................           (7,224,024)            7,083,895              (140,129)
                                                                           ------------          ------------          ------------

Interest and other income ........................................            1,185,075                                   1,185,075
                                                                           ------------                                ------------

Income (loss) before income taxes ................................           (6,038,949)            7,083,895             1,044,946
                                                                           ------------          ------------          ------------

Income taxes .....................................................              161,103                                     161,103
                                                                           ------------                                ------------

Net income (loss) ................................................         $ (6,200,052)         $  7,083,895          $    883,843
                                                                           ============          ============          ============

Basic net income (loss) per share ................................         $      (0.13)                               $       0.02
                                                                           ============                                ============

Diluted  net income (loss) per share .............................         $      (0.13)                               $       0.02
                                                                           ============                                ============

Weighted average basic shares outstanding ........................           48,014,662                                  48,014,662
                                                                           ============                                ============

Weighted average diluted shares outstanding ......................           48,014,662                                  48,859,480
                                                                           ============                                ============

     (1)  Represents the stock option expense associated with the adoption of FAS 123R.
     (2)  Pro forma amounts exclude stock option expenses recognized for GAAP purposes under FAS 123R. As discussed earlier in this release, these supplemental non-GAAP financial measures should not be used as a substitute for their comparable GAAP measures. The pro forma amounts exclude any tax related effects of FAS 123R as these effects are not deemed to be material.

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